SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)     May 11, 1998
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                            NUWAVE Technologies, Inc.
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               (Exact Name of Registrant as Specified in Charter)


         Delaware                   000-28606                 22-3387630
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(State or Other Jurisdiction        (Commission               (IRS Employer
     of Incorporation)              File Number)            Identification No.)


     One Passaic Avenue, Fairfield, New Jersey                     07004
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     (Address of Principal Executive Offices)                    (Zip Code)


Registrant's telephone number, including area code   (973) 882-8810
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          (Former Name or Former Address, if Changed Since Last Report)




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Item 5.   Other Events
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          As of May 11, 1998,  the  registrant  entered into a placement  agency agreement (the "Placement Agreement") with Janssen-Meyers Associates, L.P. ("JMA") whereby JMA agreed to act as the registrant's placement agent in a private placement (the "Offering") to certain "accredited investors," as defined under Regulation D as promulgated under the Securities Act of 1933, as amended (the "Act"), of not less than 25 and not more than 70 Units (as defined below) of the Company, as such maximum number of Units may be increased by the Chief Executive Officer or Chief Financial Officer of the Company. Each Unit consists of (i) a number of shares of common stock, par value $.01 per share (the "Common Stock"), of the registrant determined by dividing the purchase price per Unit of $100,000 by, for the initial closing of the Offering, $2.59, and, for each subsequent closing, the lesser of (x) $3.20 and (y) 80% of the "Average Closing Bid Price" which shall be the average closing bid price for the Common Stock for the eight consecutive trading days immediately preceding the date of a closing of the Offering, and (ii) Class A Redeemable Warrants to purchase seventy-five percent (75%) of the number of shares of Common Stock of the registrant determined in (i) above at an exercise price of $3.235. The registrant at its discretion may reject any subscriptions for Units. See press release dated May 21, 1998 attached as Exhibit 99.1.

          Under the Placement Agreement, the Company agreed to pay to JMA, for its services as the placement agent of the Units, a commission of 10% of the gross proceeds from the sale of the Units, as well as a 3% non-accountable expense allowance and reimbursement for other costs, including legal expenses related to the Offering, subject to receipt by the Company of appropriate documentation. The Company also agreed to grant to JMA warrants (the "Placement Agent Warrants") to purchase 25% of the number of Units sold in the Offering, exercisable until May 11, 2003, at a price per Unit equal to the Offering Price per Unit of $100,000.

          On May 19, 1998 the initial closing of the Offering took place. The aggregate subscription amount was $5,070,483.41 resulting in the sale of
     50.7 Units. The per share purchase price for the Common Stock was $2.59. A total of 1,957,727 shares of Common Stock and 1,468,318 Class A Redeemable Warrants were issued. The net proceeds to the Company (net of payments to JMA and JMA's counsel) were $4,347,831.57.

          On May 21, 1998 the second closing of the Offering took place. The aggregate subscription amount was $783,713.07 resulting in the sale of
     7.837 Units. The per share purchase price for the Common Stock was $3.06. A total of 256,120 shares of Common Stock and 192,093 Class A Redeemable Warrants were issued. The net proceeds to the Company (net of payments to JMA) were $681,831.37.

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          On May 27, 1998 the third  closing of the  Offering  took  place.  The aggregate subscription amount was $625,900 resulting in the sale of 6.259 Units. The per share purchase price for the Common Stock was $2.903. A total of 215,613 shares of Common Stock and 161,713 Class A Redeemable Warrants were issued. The net proceeds to the Company (net of payments to JMA and JMA's counsel) were $535,896.75.

          On June 1, 1998 the fourth closing of the Offering took place. The aggregate subscription amount was $273,750.00 resulting in the sale of
     2.738 Units. The per share purchase price for the Common Stock was $2.61. A total of 104,890 shares of Common Stock and 78,667 Class A Redeemable Warrants were issued. The net proceeds to the Company (net of payments to JMA) were $237,389.50.

          On June 4, 1998 the fifth closing of the Offering took place. The aggregate subscription amount was $201,700.00 resulting in the sale of
     2.017 Units. The per share purchase price for the Common Stock was $2.50. A total of 80,680 shares of Common Stock and 60,510 Class A Redeemable Warrants were issued. The net proceeds to the Company (net of payments to JMA) were $175,480.00.

          On June 9, 1998 the sixth and final closing of the Offering took place. The aggregate subscription amount was $325,000 resulting in the sale of 3.25 Units. The per share purchase price for the Common Stock was $2.55. A total of 130,000 shares of Common Stock and 97,500 Class A Redeemable Warrants were issued. The net proceeds to the Company (net of payments to JMA and JMA's counsel) were $278,474.65.

          The aggregate dollar amount of the subscriptions for all six closings was $7,280,546.48, resulting in the sale of 72.801 units. In the aggregate, a total of 2,745,030 shares of Common Stock and 2,058,801 Class A Redeemable Warrants were issued. The aggregate net proceeds to the Company were $6,256,903.84

          The aggregate amount for all six closings the Company paid to JMA, pursuant to the Placement Agreement, was $728,054.65 as commission and $218,416.39 as non-accountable expense allowance. In addition, the Company granted to JMA, in the aggregate, 18.263 Placement Agent Warrants to purchase 18.263 Units of the Company.




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Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits


     (c)  Exhibits

     10.1 Placement Agency Agreement, dated as of May 11, 1998, between Janssen-Meyers Associates, L.P. and NUWAVE Technologies, Inc.

     10.2      Escrow   Agreement,   dated   May  11,   1998,   between   NUWAVE
               Technologies, Inc., Janssen-Meyers Associates, L.P. and Republic National Bank of New York.

     10.3      Warrant   Agreement,   dated  May  15,   1998,   between   NUWAVE
               Technologies, Inc. and American Stock Transfer & Trust Company.

     10.4      Form of Warrant Certificate.

     10.5 Placement Agent Warrant Agreement, dated May 19, 1998, between NUWAVE Technologies, Inc. and Janssen-Meyers Associates, L.P.

     10.6      Form of Placement Agent Warrant Certificate.

     10.7      Form of Subscription Agreement.

     99.1      Press Release, dated May 21, 1998.








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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        NUWAVE TECHNOLOGIES, INC.
                                               (Registrant)


Date:    June 11, 1998                  /s/ Jeremiah F. O'Brien
                                        -------------------------------------
                                        Jeremiah F. O'Brien
                                        Chief Financial Officer and Secretary





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                                  EXHIBIT INDEX

          Exhibit
          Number                    Description
          -------                   -----------


          10.1      Placement  Agency  Agreement,  dated  as of  May  11,  1998,
                    between   Janssen-Meyers   Associates,   L.P.   and   NUWAVE
                    Technologies, Inc.

          10.2      Escrow  Agreement,   dated  May  11,  1998,  between  NUWAVE
                    Technologies, Inc., Janssen-Meyers Associates, L.P. and Republic National Bank of New York.

          10.3 Warrant Agreement, dated May 15, 1998, between NUWAVE Technologies, Inc. and American Stock Transfer & Trust Company.

          10.4      Form of Warrant Certificate.

          10.5      Placement  Agent  Warrant  Agreement,  dated  May 19,  1998,
                    between  NUWAVE   Technologies,   Inc.  and   Janssen-Meyers
                    Associates, L.P.

          10.6      Form of Placement Agent Warrant Certificate.

          10.7      Form of Subscription Agreement.

          99.1      Press Release, dated May 21, 1998.